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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-12
                            POOL PROFILE (06/04/2002)

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                                       ------------------   --------------------
                                               BID                TOLERANCE
                                       ------------------   --------------------
AGGREGATE PRINCIPAL BALANCE                  $350,000,000            (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                        1-Jun-02
INTEREST RATE RANGE                       5.875% - 8.875%
GROSS WAC                                          6.998%      (+5 bps/ -5 Bps%)
WEIGHTED AVERAGE SERVICE FEE                       25 bps
MASTER SERVICING FEE                              1.7 bps
WAM (in months)                                       356          (+/- 2 month)

WALTV                                                 68%          (maximum +5%)

CALIFORNIA %                                          39%          (maximum 40%)
SINGLE LARGEST ZIP CODE CONCENTRATION                  1%          (maximum +3%)

AVERAGE LOAN BALANCE                             $471,000     (maximum $480,000)
LARGEST INDIVIDUAL LOAN BALANCE                $1,000,000   (maximum $1,000,000)

CASH-OUT REFINANCE %                                  14%         (maximum  +5%)

PRIMARY RESIDENCE %                                   96%          (minimum -5%)

SINGLE-FAMILY DETACHED %                              90%          (minimum -5%)

FULL DOCUMENTATION %                                  88%          (minimum -5%)

PLEDGED ASSET %                                        1%         (maximum  +1%)

UNINSURED > 80% LTV %                                  1%          (maximum +1%)




  THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE
     MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. SUCH INFORMATION
         SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS.
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(1)   All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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
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                            WFMBS MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              WFMBS SERIES 2002-12
                            POOL PROFILE (06/04/2002)
                               PRICING INFORMATION
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RATING AGENCIES                         TBD by Wells Fargo

PASS THRU RATE                                       6.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS                 0.31%

PRICING DATE                                           TBD

FINAL STRUCTURE DUE DATE                         12-Jun-02              9:00 AM

SETTLEMENT DATE                                  28-Jun-02

ASSUMED SUB LEVELS                                     AAA        2.850%
                                                        AA        1.450%
                                                         A        0.900%
                                                       BBB        0.500%
                                                        BB        0.350%
                                                         B        0.150%

                        Note: AAA Class will be rated by two rating agencies. AA through B Classes will be rated by one rating agency.


WFASC SECURITIZATION PROGRAM CHANGE BEGINNING WITH DEALS CLOSING IN APRIL 2002 AS FOLLOWS:
      1) WELLS FARGO BANK MINNESOTA, N.A. WILL REPLACE FIRST UNION BANK AS CUSTODIAN ONLY.

WFASC SECURITIZATION PROGRAM CHANGES BEGINNING WITH DEALS CLOSING IN JANUARY 2002 AS FOLLOWS:
      1) ALL SPECIAL HAZARD, BANKRUPTCY & FRAUD LOSSES WILL BE ALLOCATED AS REGULAR REALIZED LOSSES.
      2) CURTAILMENT INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.
      3) SOLDIERS & SAILORS INTEREST SHORTFALL WILL BE ALLOCATED ON A PRO RATA BASIS TO ALL BONDS.

* THIS SECURITY MAY CONTAIN PLEDGED ASSET LOANS.
------------------------------------------------

WFMBS may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 2002-12. THE PRINCIPAL ONLY CERTIFICATE CREATED BY THE DISCOUNT MORTGAGE LOANS WILL BE INCLUDED IN THE BID ON THE PRICING DATE.



WFMBS CONTACTS                                 Brad Davis (301) 846-8009
                                               Mike Miller (301) 815-6397
                                               Gretchen Markley (301) 846-8356

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

-----------------------------------------------------------------------------------------------------------------------------
                                              WFASC DENOMINATION POLICY
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
TYPE AND DESCRIPTION OF CERTIFICATES                                         MINIMUM          PHYSICAL         BOOK ENTRY
                                                                          DENOMINATION      CERTIFICATES      CERTIFICATES
                                                                             (1)(4)
-----------------------------------------------------------------------------------------------------------------------------
CLASS A

PAC, TAC, Scheduled, Accrual, Sequential, Floaters, NAS, Non-complex         $25,000           Allowed          Allowed
components (subject to reasonable prepayment support)

Companion classes for PAC, TAC, Scheduled Classes                           $100,000           Allowed          Allowed

Inverse Floater, PO, Subclasses of the Class A that provide credit          $100,000          Standard        Upon Request
protection to the Class A, Complex multi-component certificates

Notional and Nominal Face IO                                                   (2)            Standard        Upon Request

Residual Certificates                                                          (3)            Required        Not Allowed

All other types of Class A Certificates                                        (5)               (5)              (5)



CLASS B (Investment Grade)                                                  $100,000           Allowed          Allowed

CLASS B (Non-Investment Grade)                                              $250,000          Required        Not Allowed
-----------------------------------------------------------------------------------------------------------------------------

(1) WFASC reserves the right to cause certain certificates to be issued in denominations greater than outlined above or in a definitive form to mitigate the risk of a security with complicated cash-flow characteristics being made available to an unsophisticated investor.

(2) Notional IO Certificates and Nominal Face IO Certificates will be issued in minimum denominations that ensure a minimum purchase price of $100,000.

(3)   100% percentage interest for non-economic residuals.

(4) Retail Classes will be analyzed and approved on a case-by-case basis by WFASC. (WFASC does not issue Companion Classes for PAC/TAC/Scheduled Classes in $1000 denominations.)

(5)   Underwriter must obtain WFASC's approval.